                    SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

             T. Rowe Price New Horizons Fund, Inc.
_________________________________________________________________
        (Name of Registrant as Specified in its Charter)

              T. Rowe Price New Horizons Fund, Inc.
_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction
       applies:
       _________________________________________________________
    2) Aggregate number of securities to which transaction
       applies:
       _________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
       _________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,

    1) Amount previously paid:
       _________________________________________________________
    2) Form, schedule, or Registration Statement no.:
       _________________________________________________________
    3) Filing party:
       _________________________________________________________
    4) Date filed:
       _________________________________________________________

Proxy for the T. Rowe Price New Horizons Fund, Inc. should be inserted here.


PAGE 1
                                        PRELIMINARY PROXY
T. ROWE PRICE
_________________________________________________________________
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
MD  21202


James S. Riepe
Managing Director


Dear Shareholder:

     All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect directors, ratify the selection of independent accountants, and approve amendments to a number of investment policies.

     The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect directors or ratify accountants. In order to save fund expenses, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must solicit shareholder approval of directors, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several directors have retired and new directors have been added. In addition, a number of directors will be retiring in the near future.

     Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. At the same time, we reviewed the investment policies of all of the funds for consistency and to assure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, do not alter the funds' investment objectives or basic investment programs.

     In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy may also save you the time of reading more than one document before you vote and mail your ballots. The proposals which are specific to an individual fund are easily identifiable on the Notice and in the proxy statement discussion. If you own more than one fund, please note that each fund has a separate card. You should vote and sign each one, then return all of them to us in the enclosed postage-paid envelope.

     Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to review a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                              Sincerely,


                              James S. Riepe
                              Director, Mutual Funds Division
                                  CUSIP#779562107/fund#042
                                  CUSIP#779559103/fund#041

              T. ROWE PRICE NEW HORIZONS FUND, INC.
                T. ROWE PRICE NEW ERA FUND, INC.

                Notice of Meeting of Shareholders

                         April 20, 1994

     The Annual Meeting of Shareholders of the T. Rowe Price New Horizons Fund, Inc. ("New Horizons Fund") and T. Rowe Price New Era Fund, Inc. ("New Era Fund") (each a "Fund" and collectively the "Funds"), each a Maryland corporation, will be held on Wednesday, April 20, 1994, at the offices of the Funds, 100 East Pratt Street, Baltimore, Maryland 21202. The times for the Annual Meeting are 8:00 o'clock a.m., Eastern time, for the New Horizons Fund and 9:30 o'clock a.m., Eastern time, for the New Era Fund. The following matters will be acted upon at that time:

     1. For the shareholders of both Funds: To elect directors for the Fund in which you invest to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

     2.  For the shareholders of both Funds:

         A. To amend each Fund's fundamental policies and Articles of Incorporation to increase its ability to engage in borrowing transactions;

         B. To amend each Fund's fundamental policies and Articles of Incorporation on investing in commodities and futures contracts to permit greater flexibility in futures trading;

         C. To amend each Fund's Articles of Incorporation and to change the policy on investing in other investment companies from a fundamental to an operating policy;

         D. To amend each Fund's Articles of Incorporation and to change the policy on purchasing securities on margin from a fundamental to an operating policy;

         E. To amend each Fund's Articles of Incorporation and to change the policy on pledging assets from a fundamental to an operating policy;

         F. To amend each Fund's fundamental policies and Articles of Incorporation concerning real estate;
                                   CUSIP#779562107/fund#042

         G. To amend each Fund's Articles of Incorporation and to change the policy on short sales from a fundamental to an operating policy;

         H. To amend each Fund's fundamental policies and Articles of Incorporation regarding the underwriting of securities;

         I. To change from a fundamental to an operating policy each Fund's policy on ownership of portfolio securities by officers and directors;

         J. To amend each Fund's fundamental policies on the issuance of senior securities;

         K. To amend each Fund's fundamental policies to increase its ability to engage in lending transactions;

         For the shareholders of New Horizons Fund only:

         L. To change from a fundamental to an operating policy the policy on control of portfolio companies;

         For the shareholders of New Era Fund only:

         M. To eliminate the Fund's fundamental policy regarding certain portfolio transactions;

         N. To amend the Fund's Articles of Incorporation and fundamental policies to delete the provision on joint transactions;

         O. To amend the Fund's fundamental policies and Articles of Incorporation to increase the percentage of Fund assets which may be invested in the securities of any single issuer;

         P. To amend the Fund's fundamental policies and Articles of Incorporation to permit the Fund to purchase more than 10% of an issuer's voting securities;

         Q. To change from a fundamental to an operating policy the policy on purchasing illiquid securities;

         R. To amend the Fund's Articles of Incorporation and to change the policy on unseasoned issuers from a fundamental to an operating policy;

     3. A. For the shareholders of both Funds: To amend each Fund's Articles of Incorporation to delete the policy on pricing securities;

         B. For the shareholders of New Era Fund only: To amend the Fund's Articles of Incorporation to allow the involuntary redemption of small accounts;

     4. For the shareholders of both Funds: To ratify or reject the selection of the firms of Coopers & Lybrand as the independent accountants for the New Horizons Fund and Price Waterhouse as the independent accountants for the New Era Fund for the fiscal year 1994; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                    LENORA V. HORNUNG
                                    Secretary
March 2, 1994
100 East Pratt Street
Baltimore, Maryland 21202
_________________________________________________________________
                     YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_________________________________________________________________

              T. ROWE PRICE NEW HORIZONS FUND, INC.
                T. ROWE PRICE NEW ERA FUND, INC.

             Meeting of Shareholders--April 20, 1994

                         PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies by the T. Rowe Price New Horizons Fund, Inc. (the "New Horizons Fund") and the T. Rowe Price New Era Fund, Inc. (the "New Era Fund") (each a "Fund" and collectively the "Funds"), each a Maryland corporation, for use at the Annual Meeting of Shareholders of each Fund to be held on April 20, 1994, and at any adjournments thereof.

     Shareholders may only vote on matters which concern the Fund or Funds in which they hold shares. Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

     In order to hold the meeting, a majority of each Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of each Fund's shareholders. The shareholders of each Fund vote separately with respect to each Proposal.

     The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR EACH FUND. A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 4 FOR EACH FUND. APPROVAL OF PROPOSALS 2A THROUGH 2H AND 3A REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES. IN ADDITION, APPROVAL OF PROPOSALS 2N, 2O, 2P, 2R AND 3B REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE NEW ERA FUND'S OUTSTANDING SHARES. APPROVAL OF ALL REMAINING PROPOSALS OF EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

     If the proposed amendments to each Fund's Articles of Incorporation and fundamental investment policies are approved, they will become effective on or about May 1, 1994. If any of the proposed amendments to each Fund's Articles of Incorporation or fundamental investment policies are not approved, they will remain unchanged.

     Each Fund will pay a portion of the costs of the meeting, including the solicitation of proxies, allocated on the basis of the number of shareholder accounts of each Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of each Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.

     The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of each Fund is March 2, 1994.

1.   ELECTION OF DIRECTORS

     The following table sets forth information concerning each of the nominees for director indicating the particular Board(s)
on which the nominee has been asked to serve.   Each nominee has
agreed to hold office until the next annual meeting (if any) or his/her successor is duly elected and qualified. With the exception of Mrs. Merriman and Messrs. Bailey, Dick, Lanier and Testa, each of the nominees is a member of the present Board of Directors of the New Horizons Fund and has served in that capacity since originally elected. With the exception of Mrs. Merriman and Messrs. Dick, Lanier, Riepe and Wythes, each of the nominees is a member of the present Board of Directors of the New Era Fund and has served in that capacity since originally elected. A shareholder using the enclosed proxy form can vote for all or any of the nominees of each Fund's Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors may recommend. There are no family relationships among these nominees.

     The membership of the two Boards will not be identical following election at the meeting. Specifically, certain individuals who are interested persons of T. Rowe Price are being elected to only one of the Funds. Shareholders are being asked to elect the Board of Directors of their respective Fund only.

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________

Leo C. Bailey    Retired; Director of        New Horizons
3396 S. Placita  the following T. Rowe       Fund:
Fabula           Price Funds: Growth Stock,  New Era Fund:
Green Valley, AZ Science & Technology,
85614            Index Trust (since inception),
3/3/24           Balanced (since inception),
0New Horizons    Mid-Cap Growth (since
Fund: Initial    inception), OTC (since
election         inception), Dividend
0New Era Fund:   Growth (since inception),
Director since   Blue Chip Growth (since
1984             inception), International,
                 and Institutional
                 International (since inception)

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
*George J.       President, Managing         New Era Fund:
Collins          Director, and Chief
100 East Pratt   Executive Officer, T.
Street           Rowe Price Associates,
Baltimore, MD    Inc.; Director, Rowe Price-
21202            Fleming International, Inc.,
7/31/40          T. Rowe Price Trust Company,
0New Era Fund:   and T. Rowe Price Retirement
Director and     Plan Services, Inc.; Chairman
member of        of the Board of the following
Executive        T. Rowe Price Funds/Trusts:
Committee since  Capital Appreciation, New
1986             Income, Short-Term Bond,
                 High Yield, GNMA, Tax-Free
                 Income, Tax-Exempt Money,
                 Tax-Free Short-Intermediate,
                 Tax-Free High Yield, State
                 Tax-Free Income, California
                 Tax-Free Income, and Summit
                 Municipal (since inception);
                 President and Director of the
                 following T. Rowe Price Funds:
                 U.S. Treasury and Summit
                 (since inception); Vice President
                 and Director, T. Rowe Price
                 Prime Reserve Fund, Inc.;
                 Director, T. Rowe Price
                 Tax-Free Insured
                 Intermediate Bond Fund, Inc.
                 (since inception)

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
Donald W. Dick,  Partner, Overseas           New Horizons
Jr.              Partners, Inc., a           Fund:
375 Park Avenue  financial investment        New Era Fund:
Suite 3505       firm; (formerly 6/65-
New York, NY     3/89) Director and
10152            Vice President-Consumer
1/27/43          Products Division,
0New Horizons    McCormick & Company, Inc.,
Fund: Initial    international food
election         processors; Director,
0New Era Fund:   Waverly Press,
Initial election Inc. and the following
                 T. Rowe Price Funds/Trusts:
                 Growth Stock, Growth & Income,
                 New America Growth,
                 Capital Appreciation,
                 Balanced (since inception),
                 Mid-Cap Growth (since
                 inception), OTC (since
                 inception), Dividend Growth,
                 (since inception), Blue Chip
                 Growth (since inception),
                 International, and Institutional
                 International, (since inception)

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
David K. Fagin   Chairman, Chief             New Horizons
One Norwest      Executive Officer           Fund:
Center           and Director, Golden        New Era Fund:
1700 Lincoln     Star Resources, Ltd.;
Street           formerly (1986-7/91)
Suite 1950       President, Chief
Denver, CO       Operating Officer
80203            and Director,
4/9/38           Homestake Mining
0New Horizons    Company; Director/
Fund: Director   Trustee of the following
since 1988       T. Rowe Price Fund/Trusts:
0New Era Fund:   Equity Income, Capital
Director since   Appreciation, Balanced
1988             Fund (since inception),
                 Mid-Cap Growth (since inception),
                 OTC (since inception),
                 Dividend Growth (since
                 inception), and Blue Chip Growth
                 (since inception)

*Carter O.       Managing Director, T. Rowe  New Era
Hoffman          Price Associates, Inc.;     Fund:
100 East Pratt   Chairman of the Board,
Street           T. Rowe Price Prime
Baltimore, MD    Reserve Fund, Inc.;
21202            Vice President and
9/3/27           Director, T. Rowe Price
0New Era Fund:   New Income Fund, Inc.
Director and
member of
Executive
Committee
since 1982

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
Addison Lanier   Financial management;       New Horizons
441 Vine Street, President and Director,     Fund:
#2310            Thomas Emery's Sons, Inc.   New Era Fund:
Cincinnati, OH   and Emery Group, Inc.;
45202-2913       Director/Trustee, Scinet
1/12/24          Development and Holdings,
0New Horizons    Inc. and the following
Fund: Initial    T. Rowe Price Funds/Trusts:
election         New America Growth, Equity
0New Era Fund:   Income, Small-Cap Value,
Initial election Balanced (since inception),
                 Mid-Cap Growth (since inception),
                 OTC (since inception), Dividend
                 Growth (since inception), Blue
                 Chip Growth (since inception),
                 International and Institutional
                 International (since inception)

*John H. Laporte Managing Director, T. Rowe  New Horizons
100 East Pratt   Price Associates, Inc.;     Fund:
Street           Chairman of the Board of
Baltimore, MD    the following T. Rowe Price
21202            Funds: Science & Technology,
7/26/45          Small-Cap Value and OTC (since
0New Horizons    inception); President and Trustee,
Fund: President  T. Rowe Price New America
and member of    Growth Fund
Executive
Committee since
1988

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
John K. Major    Chairman of the Board       New Horizons
126 E. 26 Place  and President, KCMA         Fund:
Tulsa, OK        Incorporated, Tulsa         New Era Fund:
74114-2422       Oklahoma; Director/Trustee
8/3/24           of the following T. Rowe
0New Horizons    Price Funds/Trusts:
Fund: Director   Growth Stock, Growth & Income,
since 1970       Capital Appreciation,
0New Era Fund:   Science & Technology,
Director since   Balanced (since inception),
1988             Mid-Cap Growth (since
                 inception), OTC (since
                 inception), Dividend
                 Growth (since inception),
                 and Blue Chip Growth
                 (since inception)

Hanne M.         Retail business consultant; New Horizons
Merriman         formerly, President and     Fund:
655 15th Street  Chief Operating Officer     New Era Fund:
Suite 300        (1991-92), Nan Duskin,
Washington,      Inc., a women's specialty
D.C.  20005      store, Director (1984-90)
11/16/41         and Chairman (1989-90)
New Horizons     Federal Reserve Bank
Fund: Initial    of Richmond, and President
election         and Chief Executive Officer
New Era Fund:    (1988-89), Honeybee, Inc.,
Initial election a division of Spiegel, Inc.;
                 Director, AnnTaylor Stores
                 Corporation, Central Illinois
                 Public Service Company, CIPSCO
                 Incorporated, State Farm Mutual
                 Automobile Insurance Company and
                 USAir Group, Inc.; Member, National
                 Women's Forum; Trustee, American-
                 Scandinavian Foundation

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
*James S. Riepe  Managing Director, T. Rowe  New Horizons
100 East Pratt   Price Associates, Inc.;     Fund:
Street           President and Director,     New Era Fund:
Baltimore, MD    T. Rowe Price Investment
21202            Services, Inc.; Chairman
6/25/43          of the Board, T. Rowe
0New Horizons    Price Services, Inc., T.
Fund: Vice       Rowe Price Trust Company,
President and    T. Rowe Price Retirement
member of        Plan Services, Inc., and
Executive        the following T. Rowe Price
Committee since  Funds: Growth & Income,
1983             Spectrum (since inception),
0New Era Fund:   Balanced (since inception),
Initial election and Mid-Cap Growth (since
- --Vice           inception); Vice President
President since  of the following T. Rowe
1982             Price Funds/Trusts: New America
                 Growth Prime Reserve Fund,
                 International, and Institutional
                 International (since inception);
                 Vice President and Director/Trustee
                 of the 23 other T. Rowe Price
                 Funds/Trusts; Director, T. Rowe
                 Price Tax-Free Insured Intermediate
                 Bond Fund, Inc. (since inception)
                 and Rhone-Poulenc Rorer, Inc.

*George A. Roche Managing Director and Chief New Era
100 East Pratt   Financial Officer, T. Rowe  Fund:
Street           Price Associates, Inc.;
Baltimore, MD    Vice President and Director,
21202            Rowe Price-Fleming International,
7/6/41           Inc.
0New Era Fund:
President and
member of
Executive
Committee since
1979

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________

*M. David Testa  Managing Director, T. Rowe  New Horizons
100 East Pratt   Price Associates, Inc.;     Fund:
Street           Chairman of the Board,
Baltimore, MD    Rowe Price-Fleming
21202            International, Inc. and the
4/22/44          following T. Rowe Price Funds:
0New Horizons    Growth Stock, International,
Fund: Initial    and Institutional
election         International (since inception);
                 Vice President and Director,
                 T. Rowe Price Trust Company
                 and T. Rowe Price Balanced
                 Fund, Inc. (since inception);
                 Director of the following T.
                 Rowe Price Funds: Dividend Growth
                 (since inception) and
                 Blue Chip Growth (since
                 inception); Vice President,
                 T. Rowe Price Spectrum
                 Fund, Inc. (since inception)

Hubert D. Vos    President, Stonington       New Horizons
1231 State       Capital Corporation, a      Fund:
Street           private investment company; New Era Fund:
Suite 210        Director/Trustee of the
Santa Barbara    following T. Rowe Price
CA  93190-0409   Fund/Trusts: Equity Income,
8/2/33           Capital Appreciation, Science &
0New Horizons    Technology, Small-Cap Value,
Fund: Director   Balanced (since inception),
since 1983       Mid-Cap Growth (since
0New Era Fund:   inception), OTC (since
Director since   inception), Dividend Growth
1979             (since inception), and Blue Chip
                 Growth (since inception)

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________

Paul M. Wythes   Founding General Partner,   New Horizons
755 Page Mill    Sutter Hill Ventures, a     Fund:
Road             venture capital limited     New Era Fund:
Suite A200       partnership providing equity
Palo Alto, CA    capital to young high
94304            technology companies
6/23/33          throughout the United States;
0New Horizons    Director/Trustee, Teltone
Fund: Director   Corporation, Interventional
since 1981       Technologies, Inc., Stuart
0New Era Fund:   Medical, Inc. and the
Initial election following T. Rowe Price Funds/
                 Trusts: Growth & Income,
                 New America Growth, Science &
                 Technology, Small-Cap Value,
                 Index Trust (since inception),
                 Balanced (since inception),
                 Mid-Cap Growth (since inception),
                 OTC (since inception), Dividend
                 Growth (since inception), and
                 Blue Chip Growth (since inception)

*    Nominees considered "interested persons" of T. Rowe Price.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.
(2) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Laporte, Riepe and Testa in _____ shares of the New Horizons Fund and Messrs. Collins, Hoffman, Riepe and Roche in _____ shares of the New Era Fund which are owned by a wholly-owned subsidiary of the Funds' investment manager, T. Rowe Price, and their interests in _______ and _____ shares, respectively, owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     Mr. W. Ernest Issel, a director of the New Horizons Fund from 1968 to 1983, has been named by the Board of Directors as a director emeritus. The position of director emeritus is honorary only and does not confer any responsibility or voting authority.

     Messrs. W. Ernest Issel and Robert M. Reininger, directors of the New Era Fund from 1968 to 1983, and 1980 to 1988, respectively, have been named by the Board of Directors as directors emeriti. The position of director emeritus is honorary only and does not confer any responsibility or voting authority.

     The directors of each Fund who are officers or employees of
T. Rowe Price receive no remuneration from the Fund. For the year ended December 31, 1993, Messrs. Fagin, Major, Vos, and Wythes, received from the New Horizons Fund directors' fees aggregating $_______________, including expenses. For the same period, Messrs. Bailey, Fagin, Major and Vos, received from the New Era Fund directors' fees aggregating $________, including expenses. The fee paid to each such director is calculated in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth Price Funds/Trusts on which a director serves; a fee of $2,500 for each of the fifth and sixth Price Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional Price Funds/Trusts on which a director serves. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940, are considered "interested persons" of T. Rowe Price. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship, and/or employment with T. Rowe Price. Messrs. Fagin, Major, Vos and Wythes are the independent directors of the New Horizons Fund and Messrs. Bailey, Fagin, Major and Vos are the independent directors of the New Era Fund.

     The Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Mr. Vos, who is a director of both Funds, and Mr. Bailey, who is a director of the New Era Fund, are members of the Committee. The other members are Anthony W. Deering and Donald W. Dick, Jr. These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the Price Funds' operations or the operations of parties dealing with the Price Funds, as circumstances indicate.

     The Board of Directors of each Fund has an Executive Committee which is authorized to assume all the powers of the Board to manage the Fund, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

     The Board of Directors of each Fund has a Nominating Committee, which is comprised of all the Price Funds' independent directors. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Fund's Board of Directors.
The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Fund. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.

     Each Fund's Board of Directors held seven meetings during the last full fiscal year. With the exception of Messrs. Mathias and Major for the New Horizons Fund and Messrs. Hoffman and Major for the New Era Fund, the directors of each Fund standing for election or reelection attended 75% or more of the aggregate of
(i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of the Board on which he served.

2.   APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL
     INVESTMENT POLICIES

     The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Funds to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies."
Certain of the Funds' fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, each Fund's Board of Directors has approved, and has authorized the submission to each Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to each Fund.

     The proposed amendments would (i) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (ii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Funds would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. The Directors also believe that T. Rowe Price's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

     In the following discussion "the Fund" is intended to refer to each Fund.

BOTH FUNDS

A.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     AND ARTICLES OF INCORPORATION TO INCREASE ITS ABILITY TO
     ENGAGE IN BORROWING TRANSACTIONS

     Because the Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board of Directors has proposed an amendment to the Fund's fundamental policy and Articles of Incorporation which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from other Price Funds or persons to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of borrowing is as follows:

     New Horizons Fund

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities (see page __ of prospectus). Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"

     New Era Fund

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to meet redemption requests which might otherwise require untimely disposition of portfolio securities (see page __ of prospectus). Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"

     As amended, the Fund's fundamental policy on borrowing would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law."

     The provisions of the Fund's Articles of Incorporation in the area of borrowing are as follows:

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (a) Borrow money, except that the Fund may: (i) borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 15 percent of its total assets valued at market, and (ii) enter into futures contracts."

     The Board of Directors recommends that these provisions of the Articles of Incorporation be deleted and that the Fund's policies on borrowing be described only in the Fund's fundamental policies.

     If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current limitation of 15%; (2) borrow from persons other than banks including other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price Funds"); and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.

33 1/3% Limitation

     The increase in the amount of money which the Fund could borrow is designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Borrowing From Other Price Funds

     Current law prohibits the Fund from borrowing from other Price Funds. However, if the proposed amendments to the Fund's fundamental investment policy on borrowing are approved by shareholders, the Fund may apply to the SEC for an exemption from this prohibition. There is, of course, no assurance that the SEC would act favorably on such a request. If the SEC did grant such an order, the Fund could be allowed to borrow from other Price Funds. T. Rowe Price believes that the ability to engage in borrowing transactions with the participating Price Funds as part of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes. Any existing Price Fund participating in the interfund lending program would only do so upon approval of its shareholders.

     As noted above, when the Fund is required to borrow money, it currently may do so only from banks. When the Fund borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendment is approved, eligible Price Funds would be permitted to participate in an interfund lending program to allow various of the Price Funds, through a master loan agreement, to lend available cash to and borrow from other Price Funds. Each lending fund could lend available cash to another Price Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates.

     In determining to recommend the proposed amendment to shareholders for approval, T. Rowe Price and the Directors considered the possible risks to the Fund from participation in the interfund lending program. T. Rowe Price does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making a loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice. In these circumstances, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Price Fund. The Directors consider that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

     In order to permit the Fund to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendment is approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating Price Fund. If exemptive relief from the SEC is not granted, the Fund, as previously noted, will not be able to engage in the interfund lending program even though shareholders have approved the proposal. As noted, no prediction can be made as to whether the SEC would grant such relief.

     Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing in this proposal. Shareholders are also being asked to vote separately on an amendment to the Fund's fundamental policy on lending (see page ___). If both amendments are adopted, the Fund, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower.
If only one of the two proposals is adopted, then the Fund's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.

     The Directors believe the proposed amendment may benefit the Fund by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements and by borrowing money from other Price Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Price Funds.

Reverse Repurchase Agreements

     To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

     The other proposed changes in the Fund's fundamental policy
- - to allow the Fund to borrow from persons other than banks and other Price Funds to the extent consistent with applicable law - and to engage in transactions other than reverse repurchase agreements which may involve a borrowing - are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

     The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed amendment of the Fund's fundamental policy are set forth elsewhere in this proxy statement.

B.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICIES AND
     ARTICLES OF INCORPORATION ON INVESTING IN COMMODITIES AND
     FUTURES CONTRACTS TO PROVIDE GREATER FLEXIBILITY IN FUTURES
     TRADING

     The Board of Directors has proposed amendments to the Fundamental Investment Policies and Articles of Incorporation of the Fund to provide the Fund with greater flexibility in buying and selling futures. The provisions of the Fund's current fundamental investment policies and Articles of Incorporation in this area are not required by applicable law and the Directors believe the Fund's investment manager, T. Rowe Price, should have greater flexibility to enter into futures contracts consistent with the Fund's investment objective and program and as market and regulatory developments require and permit without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on commodities and futures to one which is expected to become standard for all
T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the
T. Rowe Price mutual funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

     Commodities

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to [its fundamental policy on futures];"

     Futures Contracts

     New Horizons Fund

     "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or options thereon if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under option futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or premiums on options; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount as defined under certain CFTC regulations may be excluded in computing such 5%;"

     New Era Fund

     "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or options thereon if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under option futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or premiums on options; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount as defined under certain CFTC regulations may be excluded in computing such 5%;"

     As amended, the Fund's fundamental policy on investing in commodities and futures would be combined and would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

     In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

     "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value (the "New Operating Policy")."

     The provisions of the Fund's Articles of Incorporation in the area of investing in commodities and futures are as follows:

     Both Funds

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (g) Purchase or sell . . . commodities or commodity contracts; except that the Corporation may enter into futures contracts;"

     The Board of Directors recommends that these provisions of the Articles of Incorporation be deleted and that the Fund's policies on investing in commodities and futures be described only in the Fund's fundamental and operating policies.

     If approved, the primary effects of the amendments would be to: (i) eliminate the restriction that the Fund may not enter into a futures contract if, as a result, more than 30% of the Fund's total assets would be represented by such contracts (the "30% Limitation"); and (ii) replace the restriction that the Fund may not commit more than 5% of its total assets to initial margin on futures contracts or premiums on options (the "5% Limitation") with the New Operating Policy. Although not specifically described in the amended restriction, the Fund would have the ability to invest in forward foreign currency contracts and instruments which have the characteristics of futures and securities or whose value is determined, in whole or in part, by reference to commodity prices. Although it has no current intention of doing so, the new policy would also permit the Fund to enter into any type of futures contract, not just those described in its current prospectus. The risks of such futures could differ from the risks of the Fund's currently permitted futures activity.

The 30% Limitation

     The SEC formerly required mutual funds trading in futures to have no more than 30% of their assets represented by futures contracts. The SEC no longer imposes this percentage limitation. Although the Fund has no current intention of engaging in substantial trading in futures, this situation could change, and the Directors believe the best interest of the Fund would be served by removing this requirement from the Fund's fundamental policy on futures. Removal of the 30% Limitation could allow the Fund, subject to applicable margin requirements, to hedge 100% of the value of its portfolio and to enter into futures contracts and options thereon to a greater degree than is currently permitted. All trading in futures by the Fund would be subject to applicable SEC and Commodity Futures Trading Commission ("CFTC") rules and applicable state law.

The 5% Limitation

     The 5% Limitation was previously required by rules of the CFTC in order for the Fund to be excluded from status as a commodity pool operator under applicable CFTC regulations, even if the Fund used futures for hedging purposes only. The CFTC no longer applies the 5% test to bona fide hedging activities, which is generally the type of futures activity in which the Fund engages. Although applicable state law may still require compliance with similar limitations, the Board of Directors believes the best interest of the Fund would be served by replacing the 5% Limitation with the New Operating Policy. This would provide the Fund with the flexibility to adapt to changes in CFTC regulations and any state laws without seeking further shareholder approval.

New Era Fund Only

     The Fund's policy on futures does not specify or limit the types of futures contracts which the Fund may purchase or sell. Because the Fund invests significantly in natural resource companies which own or develop energy resources (such as oil) and precious metals (such as gold), it is possible the Fund may use oil, gold or other similar futures for hedging and non-hedging purposes in connection with the Fund's investment in natural resource companies. The use of such futures would be subject to substantially the same risks as financial futures (such as stock index futures). Thus, such futures could be expected to be volatile in price and there is no guarantee the Fund's use of them will be successful.

     The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed amendment of the Fund's fundamental policy are set forth elsewhere in this proxy statement.

C.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY, AND A
     PROVISION OF THE FUND'S ARTICLES OF INCORPORATION, ON
     INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of other investment companies be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. Concurrent with this proposal, the Board of Directors also recommend that a provision in the Fund's Articles of Incorporation on investing in other investment companies be eliminated. The purpose of the proposed changes is to provide the Fund greater flexibility in pursuing its investment objective and in responding to regulatory and market developments. Although the Fund does not typically invest in the securities of other open-end investment companies and would only, on occasion, purchase securities of closed-end investment companies, the proposed change would permit the Fund to invest in the securities of other investment companies to the maximum extent permitted under the 1940 Act and applicable state law, as described below, without further shareholder approval. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of other investment companies is as follows:

     New Horizons Fund

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any investment company, except in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases; provided, that as a matter of operating policy, the Fund will not purchase the securities of open-end investment companies. Duplicate fees may result from such purchases;"

     New Era Fund

     "[As a matter of fundamental policy, the Fund may not:] Acquire the securities of any investment company, except securities purchased in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchase, and securities acquired pursuant to a plan of merger or consolidation; provided, that as a matter of operating policy, the Fund will not purchase the securities of open-end investment companies. Duplicate fees may result from such purchases."

     The operating policy on investing in the securities of other investment companies, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;"

     The provision in the Fund's Articles of Incorporation in the area of investing in the securities of other investment companies is as follows:

     New Horizons Fund

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (j) Invest any of its assets in the securities of any investment trust or of any other investment company except by the purchase thereof in the open market where to the best information of the corporation no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission."

     New Era Fund

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (k) Invest any of its assets in the securities of any investment trust or of any other investment company except by purchase thereof in the open market where to the best information of the Corporation no commission or profit to any sponsor or dealer results from such purchase other than the customary broker's commission, or except when such investment results from a merger, consolidation, reorganization or purchase of assets approved by the stockholders of the Corporation."

     The Board of Directors recommends that the provision of the Articles of Incorporation be deleted and that the Fund's policy on investing in the securities of other investment companies be described only in the Fund's operating policies.

     Under the 1940 Act, the Fund is subject to various restrictions in purchasing the securities of closed-end and open-end investment companies. The 1940 Act limits the Fund, immediately after a purchase, (1) to investing no more than 10% of its total assets in the securities of other investment companies; (2) to owning no more than 3% of the total outstanding voting stock of any other investment company; and (3) to having no more than 5% of its total assets invested in securities of another investment company. Additionally, in the case of a closed-end investment company, the Fund, and all other mutual funds having T. Rowe Price as an investment manager, are limited to owning no more than 10% of the total outstanding voting stock of any closed-end company.

     The 1940 Act provides an alternative set of restrictions if the Fund were to exceed certain of these percentage limitations. Under the alternative, the Fund could invest any or all of its assets in other investment companies, provided the Fund and all of its affiliates, immediately after a purchase, did not own more than 3% of the total outstanding stock of the other investment company. Under this alternative restriction, the rate at which the Fund could redeem its investment in the other investment companies in which it invests might be restricted which could result in a situation where the Fund would not be able to redeem a portfolio security when it appears to T. Rowe Price to be in the best interest of the Fund to do so. T. Rowe Price would consider the effect on the Fund's liquidity and the Fund's ability to timely dispose of securities, before purchasing the securities of another investment company.

     Certain states impose further limitations on the purchase by the Fund of the securities of other investment companies. At the present time, these restrictions could prohibit the Fund, with certain exceptions, from: (i) purchasing or retaining the securities of any open-end investment company; (ii) purchasing the securities of any closed-end investment company except through a purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; and (iii) investing more than 10% of its assets in one or more investment companies.

     It is possible the requirements of the 1940 Act or the states regarding the Fund's investment in the securities of closed-end and open-end investment companies could change, or that the Fund could obtain a waiver of their application. The Board of Directors believes the Fund should have the ability to respond to potential changes in these areas without the necessity of holding a further meeting of shareholders.

     The Board of Directors recommends that shareholders vote FOR the proposals to change the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed elimination of the Fund's fundamental policy are set forth elsewhere in this proxy statement.


D.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY AND PROVISION IN ITS ARTICLES OF INCORPORATION ON
     PURCHASING SECURITIES ON MARGIN

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. Concurrent with the proposal to change the fundamental policy on margin to an operating policy, the Board of Directors also recommends that the provisions in the Fund's Articles of Incorporation relating to purchases on margin be eliminated. The purpose of the proposals is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board of Directors with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

     New Horizons Fund

     "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except for margin deposits made in connection with futures contracts, subject to [its fundamental policy on futures];"

     New Era Fund

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to [its fundamental policy on futures];"

     As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

     The provisions in the Fund's Articles of Incorporation in the area of making purchases on margin are as follows:

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     New Horizons Fund

     (b) Purchase securities on margin; except that the Corporation may make margin deposits in connection with futures contracts."

     New Era Fund

     (b) Purchase securities on margin; provided, however, that nothing herein contained shall be construed to prevent the Corporation from obtaining such short-term credits as may be necessary for the clearance of transactions in securities; except that the Corporation may make margin deposits in connection with futures contracts.

     The Board of Directors recommends that the provision of the Articles of Incorporation be deleted and that the Fund's policy on purchasing securities on margin be described only in the Fund's operating policies.

     Both the Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to make margin deposits in connection with futures contracts and use such short-term credit as may be necessary for clearance of purchases of portfolio securities. The proposed operating policy would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.

     The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed amendment to the Fund's fundamental policy are set forth elsewhere in this proxy statement.

E.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY AND A PROVISION OF THE FUND'S ARTICLES OF
     INCORPORATION ON PLEDGING ITS ASSETS

     The Board of Directors has proposed that the Fund's Fundamental Investment Restriction on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness 33 1/3% of its total assets (an increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Board of Directors believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging it assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the
T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of pledging its assets is as follows:

     New Horizons Fund

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost, provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions; and (ii) it may enter into futures contracts;"

     New Era Fund

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost, provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions; and (ii) it may enter into futures contracts;"

     The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

     The provision in the Fund's Articles of Incorporation in the area of pledging its assets is as follows:

     Both Funds

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (e) Mortgage, pledge or hypothecate securities in any manner whatsoever other than in connection with a borrowing of the type referred to in subparagraph (a) of this Section 8, except that the Corporation may enter into futures contracts;"

     The Board of Directors recommends that these provisions of the Articles of Incorporation be deleted and that the Fund's policy on pledging its assets be described only in the Fund's operating policies.

     The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 15% as set forth in the Fund's fundamental policy (and 10% as set forth in the Fund's current operating policy). The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. Such pledging could arise, for example, when the Fund engages in futures or options transactions or purchases securities on a when-issued or forward basis. As an operating policy, the Board of Directors could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

          Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

          The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed elimination of the Fund's fundamental policy are set forth elsewhere in this proxy statement.


F.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
     AND ARTICLES OF INCORPORATION CONCERNING REAL ESTATE

     The Board of Directors has proposed amendments to the Fundamental Investment Policies of the Fund to clarify the types of securities in which the Fund is authorized to invest and to conform the Fund's fundamental policy on investing in real estate to a policy that is expected to become standard for all Price Funds. Concurrent with this proposal, the Board of Directors also recommends that a provision in the Fund's Articles of Incorporation on investing in real estate be eliminated. The proposed amendments are not expected to affect the investment program of the Fund or instruments in which the Fund invests.

The Fund will not purchase or sell real estate. In addition, the proposed amendments would clarify that the Fund may purchase securities secured by real estate or interests therein. The
Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in real estate is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate;"

     As amended, the Fund's fundamental policy on investing in real estate would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"

     The provisions of the Fund's Articles of Incorporation in the area of investing in real estate are as follows:

     Both Funds

     "Article THIRD:

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (g)  Purchase or sell real estate. . . ."

     The Board of Directors recommends that these provisions be deleted and that the Fund's policies concerning investing in real estate be described only in the Fund's fundamental policies.

     The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed amendment of the Fund's fundamental policy are set forth elsewhere in this proxy statement.

G.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY, AND A PROVISION IN THE FUND'S ARTICLES OF
     INCORPORATION, ON SHORT SALES

     The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on effecting short sales be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The Board also has proposed that a corresponding restriction in the Fund's Articles of Incorporation be eliminated. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that the proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of effecting short sales of securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Effect short sales of securities . . .;"

     The operating policy on short sales, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Effect short sales of securities;"

     The provision of the Fund's Articles of Incorporation in the area of effecting short sales of securities is as follows:

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (c)  Effect short sales of securities."

     The Board of Directors recommends that this provision of the Articles of Incorporation be deleted and that the Fund's policy on effecting short sales of securities be described only in the Fund's operating policies.

     The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval.

     In a short sale, an investor, such as the Fund, sells a borrowed security and must return the same security to the lender. Although the Board has no current intention of allowing the Fund to engage in short sales, if the proposed amendment is adopted, the Board would be able to authorize the Fund to engage in short sales at any time without further shareholder action. In such a case, the Fund's prospectus would be amended and a description of short sales and their risks would be set forth therein.

     The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed elimination of the Fund's fundamental policy are set forth elsewhere in this proxy statement.


H.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY AND ARTICLES
     OF INCORPORATION REGARDING UNDERWRITING

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund on underwriting to conform such policy to one which is expected to become standard for all T. Rowe Price Funds. Concurrent with this proposal, the Board of Directors also recommends that a provision in the Fund's Articles of Incorporation on underwriting be eliminated. The proposed changes, if adopted, are not expected to lead to any changes in the manner in which the Fund conducts its business. The Board of Directors has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of underwriting is as follows:

     Both Funds

     "[As a matter of fundamental policy, the Fund may not:] Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities."

     As amended, the Fund's fundamental policy on underwriting would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program."

     The provision of the Fund's Articles of Incorporation in the area of underwriting is as follows:

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     New Horizons Fund

     (f) Underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities (other than the capital stock of the corporation); provided however, that this provision shall not be construed to prevent or limit in any manner the power of the corporation to purchase securities for investment as hereinbefore provided.

     New Era Fund

     (f) Underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities (other than the capital stock of the Corporation), except to the extent that the Corporation may technically be deemed to be an underwriter under any applicable law or regulation by virtue of the disposition of any particular block of securities; provided, however, that nothing herein contained shall be construed to prevent or limit in any manner the power of the Corporation to purchase securities for investment as hereinbefore provided."

     The Board of Directors recommends that this provision of the Articles of Incorporation be deleted and that the Fund's policies on underwriting be described only in the Fund's fundamental policies.

     The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed elimination of the Fund's fundamental policy are set forth elsewhere in this proxy statement. The voting requirements for approval of the proposed amendment to the Fund's fundamental policy are set forth elsewhere in this proxy statement.


I.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND
     DIRECTORS

     The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on the ownership of portfolio securities by officers and directors of the Fund and T. Rowe Price be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The current fundamental policy was formerly required by certain states. This is no longer the case. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     As changed, the Fund's operating policy in the area of ownership of portfolio securities by officers and directors would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment manager, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities."

     The Board of Directors recommends that shareholders vote FOR the proposal.


J.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     ON THE ISSUANCE OF SENIOR SECURITIES

     The Fund's Board of Directors has proposed an amendment to the Fund's fundamental policy on investing in senior securities which would allow the Fund to invest in senior securities to the extent permitted under the Investment Company Act of 1940. The new policy, if adopted, would provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of issuing senior securities is as follows:

     Both Funds

     "[As a matter of fundamental policy, the Fund may not:]
     Issue any class of securities senior to any other class of securities;"

     As amended, the Fund's fundamental policy on issuing senior securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Issue senior securities except in compliance with the Investment Company Act of 1940;"

     The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

     The Board of Directors recommends that shareholders vote FOR the proposal.


K.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     REGARDING THE MAKING OF LOANS

     New Horizons Fund

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase the amount of its assets which may be subject to its lending policy; (ii) authorize the Fund to participate as a lender in an interfund lending program involving the funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (the "Price Funds"); and (iii) allow the Fund to purchase the entire or any portion of the debt of a company. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of making loans is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, (ii) enter into repurchase agreements, and (iii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets;"

     As amended, the Fund's fundamental policy on loans would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and
     (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% Restriction

     The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

Interfund Lending Program

     The proposed amendments to the Fund's fundamental policy would allow the Fund to participate in an interfund lending program with other Price mutual funds. The nature of this program and the risks associated with the Fund's participation are set forth under "Borrowing from Other Price Funds" beginning on page ____. Shareholders are being asked to consider, and vote separately, on the Fund's participation in the interfund lending program as a borrower and as a lender.

     The Directors believe that the interfund lending program:
(i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) would facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other Price Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Price Funds.

Purchase of Debt

     The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitations on making loans. However, there is no similar exception for the purchase of straight debt, e.g., debt held by a bank for example which might not be considered a debt security. Such an investment might be subject to greater risks of liquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all Price Funds. The Fund will continue to invest primarily in equity securities. However, the Board of Directors believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

Other Changes

     The proposed new policy on lending would specifically refer to the Fund's ability to purchase money market securities and purchase privately-placed debt securities. These are investments which the Fund is permitted to make already and these changes to the Fund's fundamental policy are intended to be clarifying only. For purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     The Board of Directors recommends that shareholders vote FOR the proposal.

     New Era Fund

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase the amount of its assets which may be subject to its lending policy; (ii) authorize the Fund to participate as a lender in an interfund lending program involving the funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (the "Price Funds"); and (iii) allow the Fund to purchase the entire or any portion of the debt of a company. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of making loans is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and
     (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets;"

     As amended, the Fund's fundamental policy on loans would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and
     (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% Restriction

     The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

Interfund Lending Program

     The proposed amendments to the Fund's fundamental policy would allow the Fund to participate in an interfund lending program with other Price mutual funds. The nature of this program and the risks associated with the Fund's participation are set forth under "Borrowing from Other Price Funds" beginning on page ____. Shareholders are being asked to consider, and vote separately, on the Fund's participation in the interfund lending program as a borrower and as a lender.

     The Directors believe that the interfund lending program:
(i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) would facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other Price Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Price Funds.

Purchase of Debt

     The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitations on making loans. However, there is no similar exception for the purchase of straight debt, e.g., debt held by a bank for example which might not be considered a debt security. Such an investment might be subject to greater risks of liquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all Price Funds. The Fund will continue to invest primarily in equity securities. However, the Board of Directors believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

Repurchase Agreements

     The Fund currently purchases money market securities of various types in connection with the management of its cash reserves. As stated in the Fund's current prospectus, "the Fund's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization or, if unrated, the T. Rowe Price equivalent."

     One type of money market instrument commonly used by mutual funds is the repurchase agreement. Because investment by the Fund in repurchase agreements could be construed as a loan by the Fund to the other party to the repurchase agreement (although the Fund does not concede that such is the case) and the Fund's policy on loans does not specifically permit repurchase agreements, the Fund has not invested in repurchase agreements. The ability to invest in repurchase agreements would provide the Fund with greater flexibility in investing its cash reserves in an efficient and prudent manner. Therefore, the Directors have determined to seek a change in the investment restriction on loans to allow this practice.

     In a repurchase agreement, the Fund would purchase a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Generally, the Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Other Changes

     The proposed new policy on lending would specifically refer to the Fund's ability to purchase money market securities and purchase privately-placed debt securities. These are investments which the Fund is permitted to make already and these changes to the Fund's fundamental policy are intended to be clarifying only. For purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     The Board of Directors recommends that shareholders vote FOR the proposals.

NEW HORIZONS FUND ONLY

L.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     POLICY ON INVESTING FOR CONTROL OF PORTFOLIO COMPANIES

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing for control of portfolio companies be changed from a fundamental policy to an identical operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. While the Fund has no current intention of investing in companies for the purpose of obtaining or exercising control, the proposed change would allow the Fund to do so if the Board of Directors determined to change the new operating policy. No additional shareholder vote would be necessary. The Board believes that the proposed amendment will provide the Fund with greater flexibility to respond to market and regulatory developments and has directed that such change be submitted to shareholders for approval or disapproval.

     As changed, the Fund's operating policy on investing for control of portfolio companies would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Invest in companies for the purpose of exercising management or control;"

     The Board of Directors recommends that shareholders vote FOR the proposal.

NEW ERA FUND ONLY

M.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
     TO DELETE PROVISIONS REGARDING CERTAIN PORTFOLIO
     TRANSACTIONS

     Investment restriction number (1) in the Fund's current Statement of Additional Information provides that the Fund may not deal with any of its officers or directors, or with any firm of which any of the Fund's officers or directors is an officer, director, or member, as principal in the purchase or sale of portfolio securities, or effect portfolio transactions through any such officer, director, or firm as agent or broker, unless the Fund pays no more than customary brokerage charges of such services.

     The above investment restriction imposes on the Fund restrictions that are substantially similar to limitations imposed by Sections 17(a), 17(e), and 10(f) of the 1940 Act and the rules adopted by the Commission under these sections. These provisions of the 1940 Act generally preclude the Fund from engaging in principal portfolio transactions with, purchasing securities in underwritings from, or effecting portfolio transactions through persons or entities that are "affiliates" of the Fund or its officers or directors, as such term is defined in the 1940 Act, unless certain conditions are met. These conditions protect the Fund against abuse or overreaching by an affiliated broker or dealer.

     The Board of Directors believes that the restrictions imposed by the 1940 Act provide the Fund with sufficient protection against the abuse which the foregoing investment restriction is intended to prevent, especially when coupled with the periodic review of portfolio transactions conducted by the Board in the exercise of its supervisory responsibilities.

     The Board of Directors recommends that investment restriction (1), which is a fundamental policy of the Fund, be deleted.

     The Board of Directors recommends that shareholders vote FOR the proposal to delete investment restriction (1) as a fundamental policy of the Fund.

N.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY, AND A PROVISION OF THE FUND'S ARTICLES OF
     INCORPORATION, ON JOINT TRANSACTIONS

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy and a corresponding provision of the Fund's Articles of Incorporation on joint transactions be eliminated. The current policy is not required by applicable law. The purpose of the proposals is to provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that such proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of joint transactions is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Participate on a joint or a joint and several basis in any securities trading account;"

     The provisions of the Fund's Articles of Incorporation in the area of joint transactions is as follows:

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (l) Participate on a joint or joint and several basis in any securities trading account."

     Elimination of the fundamental policy and provision in the Fund's Articles of Incorporation will not lessen the protections afforded the Fund. However, these policies have prevented the Fund from participating in a pooled investment account established for all other T. Rowe Price Funds. This pooled account was established in 1991 after receipt of an exemptive order from the SEC. It allows the T. Rowe Price Funds to pool their reserves for overnight investment in order to make a single, larger investment than any one fund could otherwise make. The purpose of the pooled account is to utilize the economies of scale applicable to all of the T. Rowe Price Funds by reducing the number of transactions and costs necessary to invest overnight reserves. The program has proven very successful and elimination of the Fund's restrictions on joint accounts would allow the Fund to participate in it.

     The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed amendment of the Fund's fundamental policy are set forth elsewhere in this proxy statement.


O.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY AND ARTICLES
     OF INCORPORATION TO INCREASE THE PERCENTAGE OF FUND ASSETS
     WHICH MAY BE INVESTED IN ANY ONE ISSUER

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies and Articles of Incorporation of the Fund to conform such policies to Section 5(b)(1) of the Investment Company Act of 1940 (the "1940 Act") and to permit the Fund greater flexibility to invest in securities considered by T. Rowe Price to present attractive investment opportunities. Under the amended policy, the Fund would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. However, no such limitation would apply with respect to the remaining 25% of the Fund's assets. It should be understood that the proposed amendment, by permitting the Fund to invest a greater percentage of its assets with a single issuer, could increase the risk to the Fund in the event of adverse developments affecting the securities of such issuer. The current policy would also be amended in a manner which would subject the Fund's investments in bank certificates of deposit to the restrictions applicable to the Fund's other investments. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. government, or to bank certificates of deposit;"

     As amended, the Fund's fundamental policy of investing in the securities of a single issuer would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

     The provision of the Articles of Incorporation in the area of investing in the securities of a single issuer is as follows:

     "Article THIRD

     8.Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (h)Invest in any security of any one issuer if immediately after and wholly or partially as a result of such investment the market value of the securities of such issuer owned by the Corporation shall exceed 5 per cent of the market value of the total assets of the Corporation, . . . provided, however, that the limitation[s] set forth above shall not apply to investments and obligations of the United States of America or any bonds, bills or notes guaranteed as to both principal and interest by the United States of America, or limit or restrict the amount which the Corporation may at any time deposit in any bank or trust company, whether or not the same be represented by certificates of deposit."

     The Board of Directors recommends that this provision of the Articles of Incorporation be deleted and that the Fund's policy of investing in the securities of a single issuer be described only in the Fund's fundamental policies.

     The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would allow the Fund to invest a significantly larger portion of its assets in the securities of a single issuer. Thus, for example, the Fund could invest 25% of its total assets in the securities of a single issuer, or 10% of its total assets in securities of one issuer and 15% of its total assets in securities of another issuer. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such issuer(s). In addition, if the Fund were to have a substantial portion of its assets invested in the securities of a single issuer, the liquidity of the Fund's investment in that issuer could be reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

     The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed amendment to the Fund's fundamental policy are set forth elsewhere in this proxy statement.


P.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY AND ARTICLES
     OF INCORPORATION REGARDING PURCHASING MORE THAN 10% OF AN
     ISSUER'S VOTING SECURITIES

     The Board of Directors has proposed an amendment to the Fundamental Investment Restrictions and Articles of Incorporation of the Fund to conform such policies to Section 5(b)(1) of the 1940 Act and to provide the Fund with greater flexibility to invest its assets in the outstanding voting securities of various companies. Under the amended policy, the Fund would be restricted from owning more than 10% of an issuer's outstanding voting securities only with respect to 75% of the value of its total assets, as opposed to 100% under the current policy. In addition, whereas the current policy prohibits the Fund from owning more than 10% of the outstanding securities of any class of any issuer, the new policy only prohibits ownership of more than 10% of the outstanding voting securities of any issuer. By applying the restriction only to voting securities and by permitting the Fund to own more than 10% of the outstanding voting securities of an issuer, the proposed amendment, if adopted, could increase the risk to the Fund with respect to adverse developments concerning such securities. The Board of Directors, however, believes the Fund should have the increased flexibility which the amendment would provide. The current policy would also be amended in a manner which would subject the Fund's investments in bank certificates of deposit to the restrictions applicable to the Fund's other investments. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. government, or to bank certificates of deposit;"

     As amended, the Fund's fundamental policy in the area of purchasing more than 10% of an issuer's voting securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     The provision in the Fund's Articles of Incorporation in the area of purchasing more than 10% of an issuer's voting securities is as follows:

     "Article THIRD

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding, the Corporation may not and shall not:

     (h) Invest in any security of any one issuer if immediately after and wholly or partially as a result of such investment . . ., or the Corporation shall own more than 10 per cent of any class of outstanding securities of such issuer; provided, however, that the limitation[s] set forth above shall not apply to investments and obligations of the United States of America or any bonds, bills or notes guaranteed as to both principal and interest by the United States of America, or limit or restrict the amount which the Corporation may at any time deposit in any bank or trust company, whether or not the same be represented by certificates of deposit."

     The Board of Directors recommends that these provisions of the Articles of Incorporation be deleted and that the Fund's policy on purchasing more than 10% of an issuer's voting securities be described only in the Fund's fundamental policies.

     The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would permit the Fund, with respect to 25% of its assets, to take a larger position in the voting and other securities of companies than under the current investment limitation. Thus, for example, the Fund could purchase 100% of the voting securities of one or more companies. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such companies. In addition, if the Fund were to own a substantial percentage of an issuer's voting or other securities, there is a risk that the liquidity of those securities would be reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

     The Board of Directors recommends that shareholders vote FOR the proposals to amend the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed amendment to the Fund's fundamental policy are set forth elsewhere in this proxy statement.


Q.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY REGARDING THE PURCHASE OF ILLIQUID
     SECURITIES

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing unmarketable securities be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating polices may be changed by the Board of Directors without shareholder approval. If the proposed change is approved by shareholders, the Board of Directors of the Fund intends to adopt an operating policy which would (1) allow the Fund to invest up to 15% of its net assets in illiquid securities and (2) conform the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Fund's current fundamental policy in this area is not required by applicable law and the proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing illiquid securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale and (b) other securities that are not readily marketable;"

     As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Fund will not invest more than 5% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 5% limitation but are subject to the 15% limitation;"

Illiquid Securities

     As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because such securities may present problems of accurate valuation and it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one which can not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities have included those enumerated in the Fund's fundamental restriction on restricted securities -- securities with legal or contractual restrictions on resale ("restricted securities").

     The securities markets, however, are evolving and new types of instruments have developed. In light of these developments, the Fund's fundamental investment restriction, by essentially assuming restricted securities are unmarketable, may be overbroad and unnecessarily restrictive. For example, the markets for various types of securities -- repurchase agreements, commercial paper, and some corporate bonds and notes -- are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

     In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has adopted rules, including Rule 144A under the Securities Act of 1933, designed to further facilitate efficient trading among institutional investors. These rules permit a broader institutional trading market for securities subject to restriction on resale to the general public. If institutional markets develop which trade in these securities, the Fund could be constrained by its current investment restrictions. Accordingly, T. Rowe Price recommends that the Fund eliminate its fundamental limitations in this area so that restricted securities that are nonetheless liquid may be purchased without regard to the Fund's limit on investing in illiquid securities. Of course, the Fund would modify its operating policy to comply with future regulatory and market developments.

     If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined from time to time by T. Rowe Price under the supervision of the Directors, with reference to legal, regulatory and market developments. By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to such developments because no shareholder vote will be required to redefine what types of securities may be deemed illiquid.

Percentage Limitations

     The Fund's fundamental policy limits it to investing no more than 10% of the value of its total assets in restricted and unmarketable securities. The new operating policy to be adopted by the Board of Directors, if shareholders approve elimination of the fundamental policy, would allow the Fund to invest 15% of its net assets in illiquid securities. The 15% limitation represents a higher percentage than the Fund was previously allowed to invest in illiquid securities and is the result of a 1992 liberalization by the SEC in this area. If the fundamental policy is changed to an operating policy, the Fund will, without the necessity of any further shareholder vote, be able to take advantage of any future changes in SEC policy in this area.

     Notwithstanding the 15% limitation, in conformity with various state laws, the Fund's new operating policy would limit the Fund to investing no more than 5% of its assets in restricted securities (other than Rule 144A securities) and no more than 5% of its assets in the securities of unseasoned issuers (as defined). Shareholders are being asked separately to eliminate the Fund's fundamental policy on investing in unseasoned issuers. If that action is approved, the Directors intend to incorporate the Fund's policy on investing in unseasoned issuers with the Fund's policy on investing in illiquid securities.

     The Board of Directors recommends that shareholders vote FOR the proposal.


R.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY, AND A PROVISION IN THE FUND'S ARTICLES OF
     INCORPORATION ON INVESTING IN UNSEASONED ISSUERS

     The Board of Directors has proposed that the Fund's fundamental policy, and a similar provision in the Fund's Articles of Incorporation on investing in the securities of unseasoned issuers, be eliminated and replaced by a substantially similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The proposed change will provide the Fund with greater flexibility in responding to market and regulatory developments without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in unseasoned issuers to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in unseasoned issuers is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase any securities which would cause more than 5% of its total assets, valued at cost, at the time of such purchase to be invested in the securities of issuers engaged in continuous operation for less than three years."

     The operating policy on investing in unseasoned issuers, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).
     This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities;"

     The new operating policy would add securities issued or guaranteed by the U.S., or any foreign, state or local government, as well as securities of pooled investment vehicles and mortgage and asset-backed securities, to the list of those which are excluded from the percentage restriction on investing in unseasoned issuers. In addition, the new operating policy clarifies that the period of operation of any predecessor or unconditional guarantor of an issuer would be included in determining whether the issuer is unseasoned (i.e., whether the issuer has been operating for less than three years).

     The provision of the Fund's Articles of Incorporation in the area of investing in unseasoned issuers is as follows:

     "Article THIRD:

     8. Anything in this Article THIRD or elsewhere in the Articles of Incorporation of the Corporation to the contrary notwithstanding the Corporation may not and shall not:


     (i) Invest in the securities of any issuer which shall have a record of less than three (3) years of continuous operation (including the operation of any predecessor) if immediately after and wholly or partially as a result of such investment more than 5 per cent of the total assets of the Corporation taken at cost shall be invested in the securities of such issuers."

     The Board of Directors recommends that the provision of the Articles of Incorporation be deleted and that the Fund's policy on investing in unseasoned issuers be described only in the Fund's operating policies.

     The Board of Directors recommends that shareholders vote FOR the proposals to change the Fund's fundamental policies and Articles of Incorporation. Approval of the proposed amendment to the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the aggregate number of votes entitled to be cast. The voting requirements for approval of the proposed elimination of the Fund's fundamental policy are set forth elsewhere in this proxy statement.

BOTH FUNDS

3A.  PROPOSAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO
     ELIMINATE THE POLICY ON PRICING SECURITIES

     The Board of Directors has proposed that the Fund amend its Articles of Incorporation by deleting subparagraphs (a), (b), (c) and (d) of Paragraph 3 of Article FIFTH regarding the policy on pricing securities in its portfolio. The manner in which the Fund prices its securities is currently set forth in the Fund's Statement of Additional Information and the Fund's policy on pricing securities is not required to be included in its Articles of Incorporation. The purpose of the proposed amendment is to provide the Fund with greater flexibility to respond to regulatory and market developments in pricing its securities, should the need arise. Although there is no current intention to change the manner in which the Fund's portfolio securities are priced, the proposal, if adopted, would allow the Fund's Board of Directors to make changes in the Fund's policy on pricing, in a manner consistent with applicable law, without seeking further shareholder approval. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Funds's policy on pricing securities as stated in the Articles of Incorporation is as follows:

     "Article FIFTH

     3. The net asset value of a share of capital stock of the Corporation shall be determined by such persons and at such time or times as shall from time to time be specified by the Board of Directors of the Corporation. Each such determination shall be made by subtracting from the value of the assets of the Corporation the amount of its liabilities, dividing the remainder by the number of shares of capital stock issued and outstanding, and adjusting the results to the nearest full cent per share. For purposes of such determination:

     (a) Securities listed or commonly dealt in on the New York Stock Exchange or the American Stock Exchange shall be valued at the latest sale prices on such exchanges. If there be no sale of any particular security on any day, such security shall be valued on that day at the price, within the limits of the latest bid and asked prices, which shall be deemed by the persons making such determination best to reflect the fair value thereof.

     (b) Other securities, to the extent that market quotations are readily available, shall be valued in the same manner as securities listed or commonly dealt in on the New York or American Stock Exchanges.

     (c) All other securities and assets (other than good will, which shall not be taken into account) shall be valued on the basis of such information as shall be available and in such manner as shall from time to time be deemed by the persons making such determination best to reflect the fair value thereof.

     (d) All quotations, sale prices, bid and asked prices and other information shall be obtained from such sources as the persons making such determination believe to be reliable; and any determination of net asset value based thereon shall be conclusive."

     The Board of Directors recommends that these provisions of the Articles of Incorporation be deleted and that the Fund's policy on pricing securities be described only in the Fund's
Statement of Additional Information.

     The Board of Directors recommends that shareholders vote FOR the proposal.

NEW ERA FUND ONLY

3B.  PROPOSAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO
     PERMIT INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS

     Maryland law permits a Fund, if authorized by its Board of Directors, to redeem shares from any shareholder if the Fund's Articles of Incorporation expressly provides for the redemption of shares. The Fund's current Articles of Incorporation do not so provide. The Board of Directors has proposed an amendment to the Fund's Articles of Incorporation which would authorize the Fund to make an involuntary redemption of a shareholder's account, at the net asset value at the time of the redemption, where the value of shares held by the shareholder is less than $1,000, or such other amount as determined by the Directors. The amendment is intended to save the Fund the expense of servicing small accounts.

     The Board of Directors has currently decided to permit an involuntary redemption only with respect to shareholders who hold shares in the Fund with a value of less than $1,000. Disclosure of this practice would be made in the Fund's May 1, 1994 prospectus. Any change by the Board of Directors in the dollar level at which the Fund could exercise this redemption right would be subject to the Fund giving notice in its prospectus or by other appropriate means, but would not require a shareholder vote. Prior to redeeming a shareholder's account, appropriate notice to the shareholder would be made.

     The purpose of the proposed amendment is to save the Fund the costs of servicing small accounts. Currently, the Fund has a significant number of shareholder accounts with balances of less than $1,000. All Fund accounts, regardless of their size, require certain services, including the preparation, printing and delivery of account statements, proxy statements, annual, semi-annual and other periodic reports, other shareholder communications and transfer agent charges. These expenses are disproportionately large for small accounts and are borne by all the Fund's shareholders. Most modern charters of mutual funds permit small account redemptions.

     As amended, the Fund's Articles of Incorporation would add two new paragraphs as follows:

     "Article FIFTH

     Paragraph 5(a)

     (i) Small Account. The Corporation shall have the right at any time and without prior notice to the shareholder to redeem for their then-current net asset value per share all shares that are held by a shareholder whose shares of the Corporation or of any and all series have an aggregate net asset value of less than $1,000, or such other amount as the Board of Directors may from time to time determine.

     (ii) Notice. The right of redemption provided by the foregoing subsection of Section II of this Article SEVENTH shall be subject to such terms and conditions as the Board of Directors may from time to time approve, and subject to the Corporation's giving general notice of its intention to avail itself of such right, either by publication in the Corporation's prospectus or by such means as the Board of Directors shall determine.

     The Board of Directors recommends that shareholders vote FOR the proposal to amend the Fund's Articles of Incorporation.

4.   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
     ACCOUNTANTS

     The selection by the Board of Directors of the New Horizons Fund of the firm of Coopers & Lybrand as the independent accountants for the Fund for the year 1994 is to be submitted for ratification or rejection by the shareholders of the New Horizons Fund at the Shareholders Meeting. The firm of Coopers & Lybrand has served the New Horizons Fund as independent accountants since 1986. The selection by the Board of Directors of the New Era Fund of the firm of Price Waterhouse as the independent accountants for the Fund for the year 1994 is to be submitted for ratification or rejection by the shareholders of the New Era Fund at the Shareholders Meeting. The firm of Price Waterhouse has served the New Era Fund as independent accountants since its inception.

     Each Fund has been advised by its independent accountants that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of Coopers & Lybrand and Price Waterhouse are expected to be present at the Shareholders Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.

INVESTMENT MANAGER

     The Funds' investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George J. Collins, who together with Thomas H. Broadus, Jr., James E. Halbkat, Jr., Carter O. Hoffman, Henry H. Hopkins, James S. Riepe, George A. Roche, John W. Rosenblum, Charles H. Salisbury, Jr., Robert L. Strickland, M. David Testa, and Philip C. Walsh, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Rosenblum, Stickland and Walsh, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems, P.O. Box 23109, Hilton Head Island, South Carolina 29925. Mr. Rosenblum, whose address is P.O. Box 6550, Charlottesville, Virginia 22906, is the Tayloe Murphy Professor at the University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104. Mr. Walsh, whose address is Blue Mill Road, Morristown, New Jersey 07960, is a consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a director of Piedmont Mining Company, Charlotte, North Carolina.

     The officers of the Funds (other than the nominees for election or reelection as directors) and their positions with T.
Rowe Price are as follows:

New Horizons Fund

                          Position            Position with
  Officer                 with Fund              Manager

Preston G. Athey         Vice President        Vice President
Brian W.H. Berghuis      Vice President        Vice President
Brent Clum               Vice President        Vice President
Gregory V. Donovan       Vice President        Vice President
Marcy L. Fisher          Vice President        Assistant Vice
                                                 President
Jill L. Hauser           Vice President        Vice President
Henry H. Hopkins         Vice President        Managing Director
Denise Jevne             Vice President        Vice President
Joseph Klein, III        Vice President        Vice President
Charles A. Morris        Vice President        Vice President
Brian D. Stansky         Vice President        Vice President
John F. Wakeman          Vice President        Vice President
Lenora V. Hornung        Secretary             Vice President
Carmen F. Deyesu         Treasurer             Vice President
David S. Middleton       Controller            Vice President
Roger L Fiery            Assistant Vice        Employee
                           President
Francies W. Hawks        Assistant Vice        Assistant Vice
                           President             President
Edward T. Schnieder      Assistant Vice        Employee
                           President
Ingrid I. Vordemberge    Assistant Vice        Employee
                           President

New Era Fund

Stephen W. Boesel        Vice President        Vice President
Hugh M. Evans, III       Vice President        Employee
Richard P. Howard        Vice President        Vice President
Henry H. Hopkins         Vice President        Managing Director
James A.C. Kennedy, III  Vice President        Managing Director
Charles M. Ober          Vice President        Vice President
David L. Rea             Vice President        Vice President
James S. Riepe           Vice President        Managing Director
Alan R. Stuart           Vice President        Vice President
David J. Wallack         Vice President        Vice President
Lenora V. Hornung        Secretary             Vice President
Carmen F. Deyesu         Treasurer             Vice President
David S. Middleton       Controller            Vice President
Roger L. Fiery           Assistant Vice        Employee
                           President
Edward T. Schneider      Assistant Vice        Employee
                           President
Ingrid I. Vordemberge    Assistant Vice        Employee
                            President

     The Funds have an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services"), and an Agreement with T. Rowe Price Retirement Plan services, Inc. ("Retirement Services"), which are wholly-owned subsidiaries of T. Rowe Price. In addition, the Funds have an Agreement with T. Rowe Price to perform fund accounting services. James S. Riepe, a Vice President and Director of the Funds, is Chairman of the Board of Price Services and Retirement Services, and President and Director of Investment Services. Henry H. Hopkins, a Vice President of the Fund, is a Vice President and Director of both Investment Services and Price Services and a Vice President of Retirement Services. Edward T. Schneider, an Assistant Vice President of the Funds, is a Vice President of Price Services. Certain officers of the Funds own shares of the common stock of T. Rowe Price, its only class of securities.

     The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period January 1, 1993 through December 31, 1993. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

     During the period, the holders of certain options purchased a total of 343,525 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate of 96,931 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

     The Company's Board of Directors has approved the repurchase of shares of its common stock in the open market.
During 1993, the Company purchased 80,000 common shares under this plan, leaving 1,432,000 shares authorized for future repurchase at December 31, 1993.

     During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to certain employees under terms of the 1990 and 1993 Stock
Incentive Plans.

     An audited consolidated balance sheet of T. Rowe Price as of December 31, 1993, is included in this Proxy Statement.


INVESTMENT MANAGEMENT AGREEMENTS

       T. Rowe Price serves as investment manager to the Funds pursuant to their respective Investment Management Agreements (each the "Management Agreement" and collectively the "Management Agreements"). New Horizons Fund's Management Agreement, dated May 1, 1991, was approved by the shareholders of the Fund on April 18, 1991. New Era Fund's Management Agreement, dated May 1, 1987, was approved by the shareholders of the Fund on April 21, 1987. By their terms, the Management Agreements will continue in effect from year to year as long as they are approved annually by each Fund's Board of Directors (at a meeting called for that purpose) or by vote of a majority of each Fund's outstanding shares. In either case, renewal of the Management Agreement must be approved by a majority of each Fund's independent directors. On March 1, 1994, the directors of each Fund, including all of the independent directors, voted to extend the Management Agreement for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. Each Management Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

          Under each Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically,
T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with the Funds' investment objectives, programs, and restrictions as provided in their prospectuses and Statements of Additional Information. T. Rowe Price is also responsible for effecting all securities transactions on behalf of the Funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Funds with certain corporate administrative services, including: maintaining each Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Funds; maintaining liaison with the agents employed by the Funds, such as each Fund's custodian and transfer agent; assisting the Funds in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Funds without cost to the Funds.

          Each Fund's Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          The Management Agreement provides that each Fund will bear all expenses of its operations not specifically assumed by
T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Funds for any expenses (excluding interest, taxes, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of a Fund's average daily net assets, 2% of the next $70 million of such assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year. The following chart shows the ratio of operating expenses to average net assets of each Fund for the last three years ended December 31.

                    1993         1992        1991
                    ____         ____        ____

New Horizons Fund   0.93%        0.93%       0.92%
New Era Fund        0.80%        0.81%       0.85%

          For its services to each Fund under the Management Agreement, T. Rowe Price is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the Price Funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products. For this purpose, the Price Funds include all Funds managed and sponsored by T. Rowe Price as well as those Funds managed and sponsored by Rowe Price-Fleming International, Inc. Each Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Price Funds. In addition, each Fund pays a flat Individual Fund Fee of 0.35% for the New Horizons Fund and 0.25% for the New Era Fund, based on the net assets of the Fund. Based on combined Price Funds' assets of approximately $34.7 billion at December 31, 1993, the Group Fee was 0.35% and the total management fee for the year would have been an annual rate of 0.70% and 0.69% of net assets of the New Horizons and New Era Funds, respectively. The following chart shows the net assets and the management fees, paid by each Fund to T. Rowe Price, at December 31, 1993.


                        Net Assets     Management Fee
                        __________     ______________

New Horizons Fund    $1,627,722,442       $10,367,727
New Era Fund         $  752,531,718       $ 4,365,990


PORTFOLIO TRANSACTIONS

     In the following discussion "the Fund" is intended to refer to each Fund.

Investment or Brokerage Discretion

     Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe
Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

How Brokers and Dealers are Selected

     Equity Securities

     In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

     Fixed Income Securities

     Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

     With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings.

How Evaluations are Made of the Overall Reasonableness of
Brokerage Commissions Paid

     On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers:
(a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received from Brokers and
Dealers

     T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

     Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

     T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers who Furnish Research Services

     Certain brokers who provide quality execution services also furnish research services to T. Rowe Price. In order to be assured of continuing to receive research services considered of value to its clients, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Internal Allocation Procedures

     T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers which are able to meet the needs of the transaction.

     Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers and make judgments as to the level of business which would recognize such services. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total brokerage business is allocated on the basis of all the considerations described above. In no case is a broker excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

     T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

     From time to time, orders for clients may be placed through a computerized transaction network.

     The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

     Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

     To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Transactions with Related Brokers and Dealers

     As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

     The Board of Directors of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming (Securities) Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holdings and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Directors of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

Other

     Shown below are the approximate total brokerage commissions, including the discounts received by securities dealers in connection with underwritings, paid by the New
Horizons and New Era Funds for the last three years:

                         1993         1992         1991
                         ____         ____         ____

New Horizons Fund     $7,337,000   $4,810,000   $4,239,000
New Era Fund          $1,758,000     $299,000     $451,000

     The approximate percentage of these commissions paid to firms which provided research, statistical, or other services to
T. Rowe Price in connection with the management of each Fund, or in some cases, to each Fund, for the last three years, are shown in the following chart.

                        1993          1992         1991
                        ____          ____         ____

New Horizons Fund         8%           13%          14%
New Era Fund             28%           95%          63%

     The portfolio turnover rate for each Fund for each of the last three years has been as follows:

                        1993          1992          1991
                        ____          ____          ____

New Horizons Fund       49.4%         49.6%         32.5%
New Era Fund            24.7%         16.9%          9.0%


OTHER BUSINESS

          The management of each Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

GENERAL INFORMATION

          As of December 31, 1993, there were 100,694,273 and 36,972,169 shares of the capital stock of the New Horizons and New Era Funds, respectively, outstanding, each with a par value of $1.00. Of those shares, approximately _________________ and _________________, representing ____.___% and ___________%, respectively, of the outstanding stock, were registered to the T. Rowe Price Trust Company as Trustee for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in T. Rowe Price Funds 401(k) plans, as Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans. The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian.

          As of December 31, 1993, approximately _______________ and _____________ shares of the New Horizons and New Era Funds, representing approximately ___.___% and _______%, respectively, of the outstanding stock, were owned by various private counsel clients of T. Rowe Price, as to which T. Rowe Price has discretionary authority. Accordingly, such shares are deemed to be owned beneficially by T. Rowe Price only for the limited purpose as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934. T. Rowe Price disclaims actual beneficial ownership of such shares. In addition, as of December 31, 1993, a wholly-owned subsidiary of T. Rowe Price owned directly 98,287 and 52,276 shares of the New Horizons and New Era Funds, respectively, representing approximately 0.10% and 0.14%, respectively, of the outstanding stock.

          As of December 31, 1993, the officers and directors of the New Horizons Fund, as a group, beneficially owned, directly or indirectly, _______ shares, representing approximately .__% of the Fund's outstanding stock. The ownership of the officers and directors reflects their proportionate interests, if any, in _____ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in ______ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

          As of December 31, 1993, the officers and directors of the New Era Fund, as a group, beneficially owned, directly or indirectly, _______ shares, representing approximately _.__% of the Fund's outstanding stock. The ownership of the officers and directors reflects their proportionate interests, if any, in _____ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in ______ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

          A copy of the Annual Report of each Fund for the year ended December 31, 1993, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on February 18, 1994, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Shareholders should refer to the Annual Report for a Fund's performance record.


ANNUAL MEETINGS

          Under Maryland General Corporation Law, any corporation registered under the Investment Company Act of 1940 ("the Act") is not required to hold an annual meeting in any year in which the Act does not require action by shareholders on the election of directors. The Board of Directors of each Fund has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, each Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. Each Fund's By-Laws reflect this policy.


SHAREHOLDER PROPOSALS

          If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to November 4, 1994.

FINANCIAL STATEMENT OF INVESTMENT MANAGER

     The audited consolidated balance sheet of T. Rowe Price which follows is required by the Investment Company Act of 1940, and should not be confused with, or mistaken for, the financial statements of T. Rowe Price New Horizons Fund, Inc. or T. Rowe Price New Era Fund, Inc. which are set forth in the respective Annual Reports for each Fund.

                REPORT OF INDEPENDENT ACCOUNTANTS
                _________________________________


To the Stockholders and Board of Directors of T. Rowe Price Associates, Inc.

In our opinion, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of T. Rowe Price Associates, Inc. and its subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE

Baltimore, Maryland
January 25, 1994

                 T. ROWE PRICE ASSOCIATES, INC.
                   CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993
                         (in thousands)


ASSETS
Cash and cash equivalents                               $ 46,218
Accounts receivable                                       43,102
Investments in sponsored mutual funds
  Short-term bond and money market mutual funds
   held as trading securities                             27,647
  Other funds held as available-for-sale securities       69,423
Partnership and other investments                         19,606
Property and equipment                                    39,828
Goodwill and deferred expenses                             9,773
Other assets                                               7,803
                                                        ________
                                                        $263,400
                                                        ________
                                                        ________


LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
  Accounts payable and accrued expenses                 $ 15,111
  Accrued retirement and other compensation costs         19,844
  Income taxes payable                                     5,097
  Dividends payable                                        3,784
  Debt                                                    12,915
  Deferred revenues                                        1,548
  Minority interests in consolidated subsidiaries          9,148
                                                        ________
      Total liabilities                                   67,447
                                                        ________

Commitments and contingent liabilities

Stockholders' equity
  Common stock, $.20 par value - authorized 48,000,000
   shares;  issued and outstanding 29,095,039 shares       5,819
  Capital in excess of par value                           1,197
  Unrealized security holding gains                        5,345
  Retained earnings                                      183,592
                                                        ________
      Total stockholders' equity                         195,953
                                                        ________
                                                        $263,400
                                                        ________
                                                        ________



The accompanying notes are an integral part of the consolidated balance sheet.

                 T. ROWE PRICE ASSOCIATES, INC.
           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Associates, Inc. and its consolidated subsidiaries (the "Company") provide investment advisory and administrative services to sponsored mutual funds and investment products, and to private accounts of other institutional and individual investors.
Basis of preparation
The Company's financial statements are prepared in accordance with generally accepted accounting principles.
Principles of consolidation
The consolidated financial statements include the accounts of all majority owned subsidiaries and, by virtue of the Company's controlling interest, its 50%-owned subsidiary, Rowe Price-Fleming International, Inc. ("RPFI"). All material intercompany accounts are eliminated in consolidation.
Cash equivalents
For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including certain money market mutual funds and all overnight commercial paper investments. The cost of these investments is equivalent to fair value.
Investments in sponsored mutual funds
The Company has historically accounted for its investments in stock and bond mutual funds at the lower of aggregate cost or market. On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to classify these holdings as either trading (held for only a short period of time) or available-for-sale securities. Unrealized holding gains on available-for-sale securities at December 31, 1993 are reported net of income tax effects in a separate component of stockholders' equity.
Concentration of credit risk
Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of investments in sponsored money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $54.4 billion at December 31, 1993.

                 T. ROWE PRICE ASSOCIATES, INC.
     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)



Partnership and other investments
The Company invests in various partnerships and ventures including those sponsored by the Company. These investments which hold equity securities, venture capital investments, debt securities and real estate are stated at cost adjusted for the Company's share of the earnings or losses of the investees subsequent to the date of investment. Because the majority of these entities carry their investments at fair value and include unrealized gains and losses in their reported earnings, the Company's carrying value for these investments approximates fair value.

Property and equipment
Property and equipment is stated at cost net of accumulated depreciation and amortization computed using the straight-line method. Provisions for depreciation and amortization are based on the following estimated useful lives: computer and communications equipment and furniture and other equipment, 3 to 7 years; building, 40 years; leased land, the 50-year lease term; and leasehold improvements, the shorter of their useful lives or the remainder of the lease term.

                 T. ROWE PRICE ASSOCIATES, INC.
               NOTES TO CONSOLIDATED BALANCE SHEET


NOTE 1 - INVESTMENTS IN SPONSORED MUTUAL FUNDS

Investments in sponsored money market mutual funds, which are classified as cash equivalents in the accompanying consolidated financial statements, aggregate $45,272,000 at December 31, 1993.

The Company's investments in sponsored mutual funds held as available-for-sale at December 31, 1993 (in thousands) include:

                                             Gross
                                          unrealized    Aggregate
                               Aggregate    holding       fair
                                 cost        gains        value
                               ________    _________    _________

   Stock funds                 $ 34,990     $ 7,025    $ 42,015
   Bond funds                    26,190       1,218      27,408
                               ________     _______   _________
     Total                     $ 61,180     $ 8,243    $ 69,423
                               ________     _______   _________
                               ________     _______   _________

The Company provides investment advisory and administrative services to the T. Rowe Price family of mutual funds which had aggregate assets under management at December 31, 1993 of $34.7 billion. All services rendered by the Company are provided under contracts that set forth the services to be provided and the fees to be charged. These contracts are subject to periodic review and approval by each of the funds' boards of directors and, with respect to investment advisory contracts, also by the funds' shareholders. Services rendered to the funds accounted for 71% of 1993 revenues.

Accounts receivable from the sponsored mutual funds aggregated
$21,741,000 at December 31, 1993.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1993 (in thousands) consists of:

Computer and communications equipment                  $ 31,431
Building and leased land                                 19,756
Furniture and other equipment                            13,889
Leasehold improvements                                    4,691
                                                      _________
                                                         69,767
Accumulated depreciation and amortization               (29,939)
                                                      _________
                                                       $ 39,828
                                                      _________
                                                      _________

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)

NOTE 3 - GOODWILL AND DEFERRED EXPENSES

On September 2, 1992, the Company acquired an investment management subsidiary of USF&G Corporation and combined six USF&G mutual funds with aggregate net assets of $.5 billion into the T. Rowe Price family of funds. The total transaction cost which has been recognized using the purchase method of accounting was approximately $11,024,000, including goodwill of $8,139,000 which is being amortized over 11 years using the straight-line method. Prepaid non-compete and transition services agreements totaling $2,500,000 are being amortized over their three-year life. Accumulated amortization at December 31, 1993 aggregates $2,216,000.

Goodwill of $1,980,000 from an earlier corporate acquisition is being amortized over 40 years using the straight-line method.
Accumulated amortization was $1,039,000 at December 31, 1993.

NOTE 4 - DEBT

In June 1991, the Company completed the long-term financing arrangements for its administrative services facility. Terms of the $13,500,000 secured promissory note with Confederation Life Insurance Company include an interest rate of 9.77%, monthly principal and interest payments totaling $128,000 for 10 years, and a final principal payment of $9,845,000 in 2001. A prepayment option is available under the terms of the note; however, the payment of a substantial premium would have been required to retire the debt at December 31, 1993. Related debt issuance costs of $436,000 are included in deferred expenses and are being amortized over the life of the loan to produce an effective annual interest rate of 10.14%.

The outstanding principal balance for this note was $12,904,000 at December 31, 1993. A fair value of $16,030,000 was estimated based on the cost of risk-free assets that could be acquired to extinguish the obligation at December 31, 1993.

A maximum of $20,000,000 is available to the Company under unused bank lines of credit at December 31, 1993.

NOTE 5 - INCOME TAXES

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method prescribed by SFAS No.
109, "Accounting for Income Taxes."

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


The net deferred tax liability of $2,596,000 included in income taxes payable at December 31, 1993 consists of total deferred tax liabilities of $5,609,000 and total deferred tax assets of $3,013,000. Deferred tax liabilities include $2,898,000 arising from unrealized holding gains on available-for-sale securities, $1,353,000 arising from unrealized capital gains allocated from the Company's partnership investments, and $677,000 from differences in the recognition of depreciation expense. Deferred tax assets include $1,100,000 from differences in the recognition of the costs of the defined benefit retirement plan and postretirement benefits.


NOTE 6 - COMMON STOCK AND EMPLOYEE STOCK INCENTIVE PLANS

Shares Authorized

At December 31, 1993, the Company had reserved 8,151,315 shares of its unissued common stock for issuance upon the exercise of stock options and 420,000 shares for issuance under an employee stock purchase plan.

Share Repurchases

The Company's board of directors has authorized the future repurchase of up to 1,432,000 common shares at December 31, 1993.

Executive Stock

At December 31, 1993, there were outstanding 1,226,540 shares of common stock ("Executive Stock") which were sold to certain officers of the Company in 1982 at a discount. These shares are subject to restrictions which require payment of the discount of $.32 per share to the Company at the earlier of the sale of such stock or termination of employment.

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)

Stock Incentive Plans

The following table summarizes the status of noncompensatory stock options granted at market value to certain officers and directors of the Company.

                                                 Options
       Unexer-             Options    Unexer-     Exer-
        cised    Options   Granted     cised     cisable
       Options    Exer-  (Canceled)  Options       at
Year  at Decem-   cised    During     Decem-     Decem-    Exer-
 of    ber 31,   During    ber 31,    ber 31,    ber 31,   cise
Grant   1992      1993      1993       1993       1993     Price
____  ________  ________  ________   ________   ________  ______
1983-4  53,000  (30,600)        --     22,400     22,400   $.67 &
                                                             $.75
1987   309,410  (68,064)        --    241,346    241,346  $5.38 &
                                                            $9.38
1988   359,000  (66,586)        --    292,414    292,414    $7.94
1989   632,280  (46,288)    (5,600)   580,392    312,404   $11.38
1990   681,500  (83,387)   (11,800)   586,313    141,313  $7.19 &
                                                            $8.50
1991   811,450  (37,000)   (14,000)   760,450    283,450   $17.00
1992   926,000  (11,600)   (27,400)   887,000    168,600   $18.75
1993        --        -- 1,154,000  1,154,000         --   $28.13
     _________ ________  _________  _________  _________
     3,772,640 (343,525) 1,095,200  4,524,315  1,461,927
     _________ ________  _________  _________  _________
     _________ ________  _________  _________  _________

The right to exercise stock options generally vests over the five-year period following the grant. After the tenth year following the grant, the right to exercise the related stock options lapses and the options are canceled.

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)

NOTE 7 - EMPLOYEE RETIREMENT PLANS

The Company sponsors two defined contribution retirement plans:
a profit-sharing plan based on participant compensation and a 401(k) plan.

The Company also has a defined benefit plan covering those employees whose annual base salaries do not exceed a specified salary limit. Participant benefits are based on the final month's base pay and years of service subsequent to January 1, 1987. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. The following table sets forth the plan's funded status and the amounts recognized in the Company's consolidated balance sheet (in thousands) at December 31, 1993.

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)



Actuarial present value of
  Accumulated benefit obligation for service rendered
     Vested                                               $  780
     Non-vested                                            1,362
                                                          ______
     Total                                                 2,142
  Obligation attributable to estimated future compensation
increases                                                  2,594
                                                          ______
  Projected benefit obligation                             4,736
Plan assets held in sponsored mutual funds, at fair value  2,594
                                                          ______
Projected benefit obligation in excess of plan assets      2,142
Unrecognized loss from decreases in discount rate            407
                                                          ______
Accrued retirement costs                                  $1,735
                                                          ______
                                                          ______

Discount rate used in determining actuarial present
  values                                                   6.40%
                                                          ______
                                                          ______

NOTE 8 - COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a minority partner in the joint venture which owns the land and building in which the Company leases its corporate offices. Future minimum rental payments under the Company's lease agreement are $3,110,000 in 1994 and 1995, $3,220,000 in
1996, $3,769,000 in 1997 and 1998, and $33,755,000 in 1999
through 2006. Other assets at December 31, 1992 includes a receivable from the venture of $3,485,000 for leasehold improvements made by the Company and reimbursed by the venture in 1993.

The Company leases office facilities and equipment under other noncancelable operating leases. Future minimum rental payments under these leases aggregate $4,621,000 in 1994, $4,123,000 in 1995, $1,776,000 in 1996, $1,259,000 in 1997, $696,000 in 1998,
and $4,806,000 in later years.

At December 31, 1993, the Company had outstanding commitments to invest an additional $6,757,000 in various investment partnerships and ventures.

The Company has contingent obligations at December 31, 1993 under a $500,000 direct pay letter of credit expiring not later than 1999 and a $780,000 standby letter of credit which is renewable annually.

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Consolidated stockholders' equity at December 31, 1993 includes
$32,635,000 which is restricted as to use under various regulations and agreements to which the Company and its subsidiaries are subject in the ordinary course of business.

From time to time, the Company is a party to various employment-related claims, including claims of discrimination, before federal, state and local administrative agencies and courts. The Company vigorously defends itself against these claims. In the opinion of management, after consultation with counsel, it is unlikely that any adverse determination in one or more pending employment-related claims would have a material adverse effect on the Company's financial position.

T. ROWE PRICE (LOGO)                              PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE NEW HORIZONS FUND, INC.
                            MEETING: 8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John H. Laporte and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                              Please sign exactly as name
                              appears.  Only authorized officers
                              should sign for corporations.  For
                              information as to the voting of
                              stock registered in more than one
                              name, see page ___ of the Notice of
                              Annual Meeting and Proxy Statement.

                              Dated: __________________, 1994
                              ___________________________________
                              ___________________________________
                                           Signature(s)
                                  CUSIP#779562107/fund#042
                             (Front)

T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1. Election of    FOR all nominees  / /WITHHOLD AUTHORITY / /1.
   directors.     listed below (except  to vote for all
                  as marked to the      nominees listed below
                  contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Donald W. Dick, Jr.  David K. Fagin
Addison Lanier  John H. Laporte  John K. Major  Hanne M. Merriman
James S. Riepe  M. David Testa  Hubert D. Vos  Paul M. Wythes


2. Approve changes to the Fund's fundamental policies.
                  FOR each policy /  /  ABSTAIN /  / 2.
                  listed below (except as
                  marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ / / /  / /  / /  / / / /  / /  / /   / /  / / / /  / /
A   B    C    D    E   F    G    H     I    J   K    L

3A. Amend Articles of Incorporation to delete policy on pricing
    securities.    FOR / /     AGAINST / /       ABSTAIN / / 3A.

4.  Ratify the selection of Coopers & Lybrand as independent
    accountants.   FOR / /     AGAINST / /       ABSTAIN / / 4.

5. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                  CUSIP#779562107/fund#042
                             (BACK)